UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023

MARIZYME, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53223	82-5464863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Heritage Drive, Suite 205, Jupiter, Florida	33458
(Address of principal executive offices)	(Zip Code)

(561) 935-9955
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Note Regarding Presentation of Capitalization in this Current Report

Unless indicated otherwise, all share amounts, share price amounts and amounts derived from share amounts and share price amounts contained in this Current Report on Form 8-K give effect to: (i) the filing of a Certificate of Change Pursuant to Nevada Revised Statutes (“NRS”) 78.209 with the Secretary of State of the State of Nevada (the “Nevada Secretary of State”) on August 3, 2022 (the “First Certificate of Change”), which provided for a decrease of the registrant’s authorized common stock from 75,000,000 shares to 18,750,000 shares and corresponding decrease of every four (4) shares of the registrant’s issued and outstanding shares of common stock into one (1) share (the “First Reverse Stock Split”), and which became effective at the time of the filing, 10:08 AM Pacific Time, on the same date (the “First Certificate of Change Effective Time”); (ii) the filing of a Certificate of Amendment Pursuant to NRS 78.380 & 78.390 with the Nevada Secretary of State on December 30, 2022 (the “Certificate of Amendment”), which provided for the increase in the number of authorized shares of common stock from 18,750,000 shares of common stock to 75,000,000 shares of common stock (the “Authorized Capital Increase”), and which became effective at the time of the filing, 11:00 AM Pacific Time, on the same date (the “Certificate of Amendment Effective Time”); (iii) the filing of a Certificate of Change Pursuant to NRS 78.209 with the Nevada Secretary of State on January 5, 2023 (the “Second Certificate of Change”), which provided for a decrease of the registrant’s authorized common stock from 75,000,000 shares to 20,000,000 shares and a corresponding change of every three-and-three-quarters (3.75) shares of the registrant’s issued and outstanding shares of common stock to one (1) share (the “Second Reverse Stock Split”), and which became effective at the time of the filing, 1:47 PM Pacific Time, on the same date (the “Second Certificate of Change Effective Time”); (iv) the filing of a Certificate of Change Pursuant to NRS 78.209 with the Nevada Secretary of State on January 13, 2023 (the “Third Certificate of Change”), which provided for the increase of the registrant’s authorized common stock from 20,000,000 shares to 75,000,000 shares and the corresponding increase of every issued and outstanding share of the registrant’s common stock to three-and-three-quarters (3.75) shares (the “First Forward Stock Split”), and which became effective at 4:45 PM Pacific Time on January 17, 2023 (the “Third Certificate of Change Effective Time”); (v) the filing of a Certificate of Change Pursuant to NRS 78.209 with the Nevada Secretary of State on January 13, 2023 (the “Fourth Certificate of Change”), which provided for the increase of the registrant’s authorized common stock from 75,000,000 shares to 300,000,000 shares and the corresponding increase of every issued and outstanding share of the registrant’s common stock to three-and-three-quarters (3.75) shares (the “Second Forward Stock Split”), and which became effective at 5:00 PM Pacific Time on January 17, 2023 (the “Fourth Certificate of Change Effective Time”); (vi) the filing of a Certificate of Change Pursuant to NRS 78.209 with the Nevada Secretary of State on January 13, 2023 (the “Fifth Certificate of Change”), which provided for the decrease of the registrant’s authorized common stock from 300,000,000 shares to 20,000,000 shares and the corresponding change of every fifteen (15) shares of the registrant’s issued and outstanding common stock to one (1) share (the “Consolidated Reverse Stock Split”), and which became effective at 5:15 PM Pacific Time on January 17, 2023 (the “Fifth Certificate of Change Effective Time”); and (vii) the filing of a Certificate of Change Pursuant to NRS 78.209 with the Nevada Secretary of State on May 15, 2023 (the “Sixth Certificate of Change”), which provided for the increase of the registrant’s authorized common stock from 20,000,000 shares to 300,000,000 shares and the corresponding change of every one (1) share of the registrant’s issued and outstanding common stock to fifteen (15) shares (the “Consolidated Forward Stock Split”), and which became effective upon filing at 11:40 AM Pacific Time on May 15, 2023 (the “Sixth Certificate of Change Effective Time”). See Item 3.03 of this Current Report on Form 8-K for further information.

Item 1.01 Entry into a Material Definitive Agreement.

On May 12, 2023, Marizyme, Inc. (the “Company”) conducted the initial closing (the “Initial Closing”) of a private placement of up to $10,000,000 for an aggregate of up to 100,000,000 units (the “Units”) under a Unit Purchase Agreement, dated as of the same date, with accredited investors (the “Purchase Agreement”), each consisting of (i) a 15% original issue discount unsecured subordinated convertible promissory note (each, a “Convertible Note” and collectively, the “Convertible Notes”), convertible into shares of common stock plus additional shares based on accrued interest at $0.10 per share, subject to adjustment, (ii) a warrant for the purchase of 125% of the shares of common stock into which the related Convertible Notes may be converted at $0.10 per share, subject to adjustment (the “Class E Warrant”), and (iii) a warrant for the purchase of 125% of the shares of common stock into which the related Convertible Note may be converted at $0.20 per share, subject to adjustment (each, a “Class F Warrant,” and each Class F Warrant together with each Class E Warrant collectively, the “Warrants”). Under the Purchase Agreement, the minimum investment permitted is $1,000. The Company retained Univest Securities, LLC (“Univest”), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), to act as its exclusive placement agent in connection with the sale of the Units pursuant to the Purchase Agreement. In addition to the rights set forth in the Purchase Agreement, the Convertible Notes, and the Warrants, each investor party will have rights under a registration rights agreement (the “Registration Rights Agreement”), as described below.

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As part of the Initial Closing and on the same date, Walleye Opportunities Master Fund Ltd. (“Walleye”) paid a subscription amount of $1,000,000 and the Company issued Walleye 11,764,710 Units consisting of (i) a Convertible Note in the principal amount of $1,176,471, convertible into 11,764,710 shares of common stock plus additional shares based on accrued interest at $0.10 per share, subject to adjustment (the “Initial Convertible Note”), (ii) a Class E Warrant for the purchase of 14,705,880 shares of common stock (the “Initial Class E Warrant”), and (iii) a Class F Warrant for the purchase of 14,705,880 shares of common stock at $0.20 per share, subject to adjustment (the “Initial Class F Warrant”).

The Purchase Agreement provides a right of first offer to investor parties to any proposed offer or sale of equity securities by the Company until the first anniversary of the Initial Closing (i.e., May 12, 2024). The Purchase Agreement also contains certain liquidated damages provisions, including damages of each affected investor’s subscription amount for any failure of the Company to meet the requirements for the Convertible Notes or the Warrants to be converted or exercised for non-restricted shares of common stock under Rule 144 (“Rule 144”) under the Securities Act of 1933, as amended (the “Securities Act”), and on every 30th day (pro rated for periods totaling less than 30 days) thereafter, until cured or such Rule 144 requirements no longer apply, up to a maximum of 25% of each affected investor’s subscription amount. The Purchase Agreement also contains a most-favored nations clause that provides that in connection with any subsequent equity financing of the Company for consideration (a “Subsequent Financing”), each investor may accept the securities and terms of the Subsequent Financing in substitution of the securities and terms of the Purchase Agreement, upon notice from an investor, subject to the terms and conditions of the Purchase Agreement. The Purchase Agreement, the Convertible Notes and the Warrants will by amended to incorporate the terms and forms of the securities sold in the Subsequent Financing upon the closing of the Subsequent Financing. The Purchase Agreement will terminate upon certain events including mutual written consent, by either party upon notice if a closing has not occurred within 15 business days of the date of the agreement, an event of default under the Convertible Notes, the full conversion or repayment of the Convertible Notes and the non-ownership of any shares of common stock issuable upon conversion of the Convertible Notes or exercise of the Warrants. The Purchase Agreement also contains indemnification of the investors relating to claims relating to the transactions under the Purchase Agreement which will survive termination.

The Convertible Notes will mature in nine months from the date of the Initial Closing and accrue 10% of interest per annum on the outstanding principal amount. The Convertible Notes will be unsecured and subordinated to any senior indebtedness of the Company. The Convertible Notes’ principal and accrued interest may generally be converted at any time at a conversion price of $0.10 per share, subject to adjustment, at the option of the holder, into shares of common stock, subject to certain limitations: (i) conversion would not cause the holder to beneficially own more than 4.99% of the Company’s common stock, or more than 9.99% if the holder beneficially owns more than 4.99% of common stock based on ownership of equity securities of the Company other than the Convertible Notes or the Warrants; and (ii) the Company’s articles of incorporation have been amended to increase the number of authorized shares of common stock to a sufficient amount to permit the full conversion of the Convertible Notes (the “Capital Event Amendment”). In connection with the last limitation, the Company covenanted to promptly use call a meeting of stockholders for the purpose of seeking approval of the Capital Event Amendment, use all commercially reasonable efforts to obtain approval, including the hiring of a proxy solicitation firm, and if stockholder approval is not obtained at the meeting, to repeat the process every four months until it is obtained. In the event the Company offers, sells, grants, issues, or otherwise disposes of common stock or securities with rights to common stock, or announces the intention to do one of such things, before the listing of the Company’s common stock on NYSE American, The Nasdaq Stock Market LLC, or the New York Stock Exchange (collectively, “National Stock Exchange”), at a lower price per share than the Convertible Notes’ conversion price while the Convertible Notes are outstanding, then the conversion price of the Convertible Notes will be lowered to such price per share. This adjustment provision will apply one time only. The Convertible Notes also have customary antidilution provisions in the event of stock splits, certain changes of control or similar transactions, and rights offerings. While the Convertible Notes are outstanding and for 12 months after the Company lists its common stock on a National Stock Exchange, the Company may not exchange or cooperate to exchange any indebtedness or securities, reduce or change the conversion, exercise or exchange price of any securities convertible, exercisable or exchangeable for common stock, amend non-convertible debt to convertible debt, issue securities at a price based on or varying with trading prices or quotations for the common stock or with a price reset term, or agree to sell securities at a future determined price. Until 30 days after the Convertible Notes are converted or repaid in full, the Company may not any sell securities in a capital or debt raising transaction or series of related transactions which grant to an investor the right to receive additional securities based upon future transactions of the Company on terms more favorable than those granted to such investor in such first transaction or series of related transactions. The Convertible Notes may not be prepaid by the Company. In the event of default under the Convertible Notes, subject to certain cure rights, interest under the Convertible Notes will increase to the lower of 18% and the maximum legal interest rate, and the outstanding balance will become immediately due and payable.

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The Warrants are generally exercisable for a period from the date of the Capital Event Amendment until five years from the date of issuance. The exercise right is subject to a similar beneficial ownership limitation that applies to conversion of the Convertible Notes above, i.e., exercise is permitted only if it would not cause the holder to beneficially own more than 4.99% of the Company’s common stock, or more than 9.99% if the holder beneficially owns more than 4.99% of common stock based on ownership of equity securities of the Company other than the Convertible Notes or the Warrants. The Warrants provide for exercise on a cashless net exercise basis if there is no effective registration statement registering or current prospectus available for the resale of shares of common stock issuable under the Warrants (a “Registration Default”) after 180 days following the issue date (the “Registration Deadline”). In addition, for each 30 days following the Registration Deadline, or portion of any 30-day period thereafter in which a Registration Default exists, the amount of shares issuable under the Warrants shall be automatically increased by 5%, prorated for a partial month, not to exceed in the aggregate an additional 25%. In the event the Company sells, grants, issues, or otherwise disposes of common stock or securities with rights to common stock, or announces an intention to do so, at a lower price per share than either of the Warrants’ exercise price, while such Warrants are outstanding, then the applicable Warrants’ exercise price will be reduced to the greater of such lower price or a floor price as determined by any applicable National Stock Exchange. The Warrants also have customary antidilution provisions in the event of stock splits, certain changes of control or similar transactions, and rights offerings.

Under the Registration Rights Agreement, the Company is required to file a registration statement with the Securities and Exchange Commission (the “SEC”) registering the resale of the shares of common stock issuable pursuant to conversion of the Convertible Notes and exercise of the Warrants within 60 days of the date of the Initial Closing (i.e., by July 11, 2023) and to cause the registration statement to become effective within 120 days after such filing date. The Company must maintain the effectiveness of the registration statement until the earlier of the first anniversary of its effectiveness date and the date that the shares registered for resale may be resold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144. If the Company fails to file the registration statement by the filing deadline or cause it to become effective by the effectiveness deadline, or the registration statement ceases to be effective or the related prospectus becomes unavailable for resales for more than 10 consecutive calendar days or more than an aggregate of 15 calendar days during any 12-month period, then on the date of such failure and every 30 calendar days after such date until the failure is cured, the Company shall pay to each investor partial liquidated damages equal to 1% of the aggregate purchase price paid by such investor pursuant to the Purchase Agreement, up to a maximum of 10% of the aggregate subscription amount paid by the investor. If the Company fails to pay the partial liquidated damages within seven days of any such failure, the Company will pay interest thereon at a rate of the lesser of 18% per annum or the maximum amount permitted under applicable law to each investor, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. Additional liquidated damages requirements will end when the applicable failure is cured or Rule 144 becomes available for resale of all the shares of common stock otherwise required to be registered for resale under the Registration Rights Agreement. Liquidated damages will not apply to a failure that is due to limits imposed by the SEC’s interpretation of Rule 415 under the Securities Act. In addition, if there is not an effective registration statement covering all shares of common stock subject to the registration rights under the Registration Rights Agreement at any time when required and the Company proposes to file a registration statement to register certain other offerings, not including an underwritten public offering of its securities for its own account or the account of others or certain other types of registration statements, then the Company must provide notice to investor parties and include the shares otherwise required to be registered under the Registration Rights Agreement within 15 days of such notice, unless they are eligible for resale pursuant to Rule 144 (without volume restrictions or current public information requirements). The Registration Rights Agreement contains related procedural and filing requirements and investor notice and review rights as to certain events and filings relating to the registration statement. The Company will be responsible for all fees and expenses relating to compliance with the Registration Rights Agreement, as well as up to $10,000 in reasonable attorney fees for the investors’ review of the registration statement. The Registration Rights Agreement contains mutual indemnification provisions for claims relating to the registration statement.

Under a Placement Agency Agreement, dated April 27, 2023, with Univest (the “PAA”), Univest will act as the Company’s exclusive placement agent. The Company agreed to pay Univest a cash placement fee equal to 8.0% of the gross proceeds from the sale of the securities under the private placement and 8.0% of the gross proceeds from the exercise of the Warrants. The Company further agreed to reimburse Univest for the fees and expenses of its due diligence and legal counsel of up to $200,000. The PAA provides indemnification rights to Univest and its affiliates in the event of certain claims relating to the PAA or related transactions. Under the PAA, Univest has the right to act as the Company’s sole placement agent or an underwriter for any future equity financing occurring during the 18-month period following the consummation of the private placement. The term of the PAA continues until the completion of the private placement, subject to termination after 15 days’ notice after July 31, 2023 or earlier in the case of termination for cause. Univest will also receive fees and warrants on the same basis as described above with respect to any private or public offering or other financing or capital raising transaction of any kind of the Company within 12 months of the termination or expiration of the PAA with an investor whom Univest has, directly or indirectly, introduced to the Company during the term of the PAA.

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Under the PAA, the Company also agreed, upon payment of $100.00, to issue warrants at each closing under the Purchase Agreement to Univest to purchase an aggregate of 8.0% of the total number of shares of common stock issuable upon conversion of the Convertible Notes, warrants to purchase an aggregate of 8.0% of the total number of shares of common stock issuable upon exercise of the Class E Warrants with an exercise price equal to the Class E Warrants’ exercise price, and warrants to purchase an aggregate of 8.0% of the total number of shares of common stock issuable upon exercise of the Class F Warrants with an exercise price equal to the Class F Warrants’ exercise price (collectively, the “Placement Agent Warrants”). The Placement Agent Warrants are generally exercisable for a period from the date of the Capital Event Amendment until five years from that date. The exercise right is subject to a similar beneficial ownership limitation that applies to conversion of the Convertible Notes and Warrants above, i.e., exercise is permitted only if it would not cause the holder to beneficially own more than 4.99% of the Company’s common stock, or more than 9.99% if the holder beneficially owns more than 4.99% of common stock based on ownership of equity securities of the Company. The Warrants provide for exercise by payment of cash or on a cashless net exercise basis. In the event the Company sells, grants, issues, or otherwise disposes of common stock or securities with rights to common stock, or announces an intention to do so, at a lower price per share than the applicable Placement Agent Warrants’ exercise price, before the listing of the Company’s common stock on a National Stock Exchange, while such Placement Agent Warrants are outstanding, then the applicable Placement Agent Warrants’ exercise price will be reduced to the greater of such lower price or a floor price as determined by any applicable National Stock Exchange. The Placement Agent Warrants provide for equivalent registration rights as provided for under the Registration Rights Agreement. The Placement Agent Warrants also have customary antidilution provisions in the event of stock splits, certain changes of control or similar transactions, and rights offerings. The Placement Agent Warrants also provide mutual indemnification relating to claims relating to a registration statement under which shares issuable upon exercise of the Placement Agent Warrants will be sold to the same or equivalent extent as the indemnification provision contained in the Purchase Agreement. Univest has notified the Company that the Company may defer the issuance of the Placement Agent Warrants until the final closing under the Purchase Agreement.

In connection with the Initial Closing, pursuant to the PAA and the Purchase Agreement, the Company received net proceeds of $870,000 after deducting Univest’s 8.0% fee and $50,000 for reimbursement of Univest’s legal fees and expenses.

The foregoing description of each of the Initial Convertible Note, the Initial Class E Warrant, the Initial Class F Warrant, the forms of the Placement Agent Warrants, the Purchase Agreement, the Registration Rights Agreement, and the PAA is qualified in its entirety by reference to the full text of such documents which are filed as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, Exhibit 4.5, Exhibit 4.6, Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, to this Current Report on Form 8-K, and which are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth under Item 1.01 is incorporated by reference into this Item 3.02. The offer of securities pursuant to the Purchase Agreement and the PAA, the sale of the Initial Convertible Note and shares of common stock issuable upon conversion of the Initial Convertible Note, the sale of the Initial Class E Warrant and shares of common stock issuable upon exercise of the Initial Class E Warrant, the sale of the Initial Class F Warrant and shares of common stock issuable upon exercise of the Class F Warrants, and the offer of the Placement Agent Warrants and shares of common stock issuable upon exercise of the Placement Agent Warrants described above was conducted as a private placement pursuant to and in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder (“Regulation D”) for transactions not involving a public offering. In connection with the execution of the Purchase Agreement, Walleye represented that it was an “accredited investor” as such term is defined in Rule 501(a) of Regulation D.

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Item 3.03 Material Modification to Rights of Security Holders.

As previously reported in the Company’s Current Report on Form 8-K filed on August 3, 2022, the Company’s Current Report on Form 8-K filed on January 17, 2023 (the “January Form 8-K”), and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Form 10-K”), on August 1, 2022, the board of directors of the Company (the “Board”) adopted resolutions authorizing First Reverse Stock Split. In accordance with such Board approval, on August 3, 2022, the Company filed the First Certificate of Change with the Nevada Secretary of State, which provided for the First Reverse Stock Split. Pursuant to NRS Section 78.209(3), the First Certificate of Change became effective at the First Certificate of Change Effective Time. The purpose of the First Reverse Stock Split was to address national securities exchange listing requirements in connection with the Company’s proposed public offering and listing application (the “Proposed Public Offering”), as was described in the Company’s Registration Statement on Form S-1 (File No. 333-262697) initially filed on February 14, 2022, as subsequently amended (the “Registration Statement”).

As previously reported in the January Form 8-K and the Form 10-K, on August 30, 2022 and October 21, 2022, the Board adopted resolutions authorizing, and empowering the Company’s officers to take all such further actions as necessary, proper, or advisable to carry out, among other actions, the filing of an amendment to the Company’s Articles of Incorporation, to effect the Authorized Capital Increase. The Board directed that the Company hold an annual meeting of stockholders on December 27, 2022 in order to submit the proposed amendment to the stockholders for approval. On December 27, 2022, the Company held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, stockholders holding shares in the Company representing at least a majority of the voting power approved, among other matters, the Authorized Capital Increase. Accordingly, on December 30, 2022, the Company filed the Certificate of Amendment with the Nevada Secretary of State, which provided for the Authorized Capital Increase. Pursuant to NRS Section 78.390(6), the Certificate of Amendment became effective at the Certificate of Amendment Effective Time. The purpose of the Authorized Capital Increase was to provide for sufficient authorized shares of common stock for the Proposed Public Offering.

As previously reported in the January Form 8-K and the Form 10-K, on January 3, 2023, the Board adopted resolutions authorizing the Second Reverse Stock Split in order to effect an aggregate one (1) for fifteen (15) reverse stock split together with the First Reverse Stock Split. In accordance with such Board approval, on January 5, 2023, the Second Certificate of Change was filed with the Nevada Secretary of State, which provided for the Second Reverse Stock Split. Pursuant to NRS Section 78.209(3), the Second Certificate of Change became effective at the Second Certificate of Change Effective Time. The purpose of the Second Reverse Stock Split was to address national securities exchange listing requirements in connection with the Proposed Public Offering.

As previously reported in the January Form 8-K and the Form 10-K, the Company subsequently submitted a request to FINRA to process and announce both of the First Reverse Stock Split and Second Reverse Stock Split on FINRA’s Daily List of issuer corporate actions upon the approval of listing of the Company’s common stock on a national securities exchange, for purposes of compliance with FINRA Rule 6490. As authorized by the resolutions of the Board as adopted on August 1, 2022 and January 3, 2023, on January 13, 2023, the Third Certificate of Change, Fourth Certificate of Change, and Fifth Certificate of Change was each filed by the Company with the Nevada Secretary of State. These filings provided for two forward stock splits of the authorized and issued and outstanding common stock at the same ratios as the First Reverse Stock Split and Second Reverse Stock Split (i.e., the First Forward Stock Split and the Second Forward Stock Split), followed by a reverse stock split at their combined ratio (i.e., the Consolidated Reverse Stock Split). The purpose of these filings was to allow the Company to amend its request for FINRA to process the First Reverse Stock Split and Second Reverse Stock Split in aggregate and to request that FINRA process a single reverse stock split with a ratio equal to the aggregated reverse stock split ratios of the First Reverse Stock Split and Second Reverse Stock Split, in accordance with FINRA’s issuer corporate action processing requirements.

On April 21, 2023, the Company filed an application for withdrawal of the Registration Statement with the SEC. Pursuant to Rule 477 under the Securities Act, the application was deemed granted at the time the application was filed because it was filed before the effective date of the Registration Statement and the SEC did not notify the Company that the application for withdrawal would not be granted within 15 calendar days after the Company had filed the application. The purpose of the application for withdrawal was to withdraw the Registration Statement because the Company no longer intended to pursue the Proposed Public Offering.

On May 8, 2023, the Board adopted resolutions authorizing the Consolidated Forward Stock Split. On May 15, 2023, the Company filed the Sixth Certificate of Change to provide for the Consolidated Forward Stock Split. The purpose of the Consolidated Forward Stock Split was to change, to the extent practicable, the Company’s authorized and issued and outstanding shares of common stock to the amounts that would have been in effect had the Company not filed any of the First Certificate of Change, the Second Certificate of Change, the Third Certificate of Change, the Fourth Certificate of Change, the Fifth Certificate of Change, or the Sixth Certificate of Change.

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Effects of the Stock Splits and Change in Authorized Shares

No Expected Change to Issued and Outstanding Shares, Trading Symbol, or CUSIP Number; No Effect on Stockholder Holdings From Change in Authorized Shares. The First Certificate of Change, the Certificate of Amendment, the Second Certificate of Change, the Third Certificate of Change, the Fourth Certificate of Change, the Fifth Certificate of Change, and the Sixth Certificate of Change became effective under Nevada law at the First Certificate of Change Effective Time, the Certificate of Amendment Effective Time, the Second Certificate of Change Effective Time, the Third Certificate of Change Effective Time, the Fourth Certificate of Change Effective Time, the Fifth Certificate of Change Effective Time, and the Sixth Certificate of Change Effective Time, respectively. Except as otherwise disclosed below, the Company does not intend to process, announce, or request FINRA’s announcement of any changes to the number of shares of common stock held by any stockholder as recorded on the records of the Company’s transfer agent or a stockholder’s brokerage firm, and such amounts are not expected to be affected by any of the First Reverse Stock Split, the Second Reverse Stock Split, the First Forward Stock Split, the Second Forward Stock Split, the Consolidated Reverse Stock Split, or the Consolidated Forward Stock Split, because no prior processing of such actions has yet occurred and the cumulative effect of such actions is expected to leave such share numbers entirely or almost entirely unchanged from their original pre-split amounts. The common stock will continue to be quoted for trading on the OTCQB tier of OTC Markets Group, Inc. under its current ticker symbol, “MRZM,” and will continue to trade under the current CUSIP number, 570372 201. The change in authorized shares as a result of the Authorized Capital Increase will not affect the number of shares of common stock held by any stockholder.

Non-Certificated Shares; Certificated Shares. Stockholders who hold their shares in electronic form at brokerage firms or the Company’s transfer agent records or who hold physical stock certificates will not be required to take any action in connection with the First Reverse Stock Split, the Second Reverse Stock Split, the First Forward Stock Split, the Second Forward Stock Split, the Consolidated Reverse Stock Split, or the Consolidated Forward Stock Split.

No Fractional Shares. No fractional shares will be issued, and no cash or scrip will be paid in connection with the First Reverse Stock Split, the Second Reverse Stock Split, the First Forward Stock Split, the Second Forward Stock Split, the Consolidated Reverse Stock Split, or the Consolidated Forward Stock Split. One whole share of common stock is issuable to any stockholder who would have otherwise received a fractional share pursuant to the First Certificate of Change or the Second Certificate of Change. No fractional shares are anticipated to be issuable pursuant to the Third Certificate of Change, the Fourth Certificate of Change, the Fifth Certificate of Change, or the Sixth Certificate of Change.

Claims to Additional Whole Shares. Any claim to an additional whole share issuable pursuant to the First Certificate of Change or the Second Certificate of Change of any stockholder will be addressed on a case-by-case basis upon receipt of a written notice of such claim submitted by the stockholder with supporting documentation to the Company at the following address: Attn: Secretary, Marizyme, Inc., 555 Heritage Drive, Suite 205, Jupiter, Florida, 33458.

State Filings. Pursuant to NRS Section 78.209(1), the Company filed the First Certificate of Change with the Nevada Secretary of State to effectuate the First Reverse Stock Split, the Second Certificate of Change with the Nevada Secretary of State to effectuate the Second Reverse Stock Split, the Third Certificate of Change with the Nevada Secretary of State to effectuate the First Forward Stock Split, the Fourth Certificate of Change with the Nevada Secretary of State to effectuate the Second Forward Stock Split, the Fifth Certificate of Change with the Nevada Secretary of State to effectuate the Consolidated Reverse Stock Split, and the Sixth Certificate of Change with the Nevada Secretary of State to effectuate the Consolidated Forward Stock Split. Pursuant to NRS Section 78.209(2), no amendment to the Company’s Articles of Incorporation was required in connection with the First Reverse Stock Split, the Second Reverse Stock Split, the First Forward Stock Split, the Second Forward Stock Split, the Consolidated Reverse Stock Split, or the Consolidated Forward Stock Split. Pursuant to NRS Section 78.209(5), the First Certificate of Change, the Second Certificate of Change, the Third Certificate of Change, the Fourth Certificate of Change, the Fifth Certificate of Change, and the Sixth Certificate of Change had the effect of amending the articles of incorporation at the First Certificate of Change Effective Time, the Second Certificate of Change Effective Time, the Third Certificate of Change Effective Time, the Fourth Certificate of Change Effective Time, the Fifth Certificate of Change Effective Time, and the Sixth Certificate of Change Effective Time, respectively.

The Certificate of Amendment was filed with the Nevada Secretary of State to effectuate the Authorized Capital Increase in accordance with the requirements of NRS Section 78.390. The Certificate of Amendment amended the Company’s Articles of Incorporation at the Certificate of Amendment Effective Time.

Capitalization. Immediately prior to the First Certificate of Change Effective Time, the Company’s Articles of Incorporation provided for 75,000,000 authorized shares of common stock and 40,828,191 shares of common stock issued and outstanding. At the First Certificate of Change Effective Time, the First Certificate of Change had the effect of amending the Company’s Articles of Incorporation to provide that the number of authorized shares of common stock was decreased to 18,750,000, and that the number of shares of common stock issued and outstanding was correspondingly decreased at a one (1) for four (4) ratio to approximately 10,207,048 (subject to adjustment due to the effect of rounding fractional shares into whole shares).

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At the Certificate of Amendment Effective Time, the Articles of Incorporation of the Company were amended to provide for the increase of the number of authorized shares of common stock to 75,000,000.

Immediately prior to the Second Certificate of Change Effective Time, there were approximately 10,132,145 shares of common stock issued and outstanding after giving effect to the provisions of the Company’s Articles of Incorporation, as previously amended (subject to adjustment due to the effect of rounding fractional shares into whole shares). At the Second Certificate of Change Effective Time, the Second Certificate of Change had the effect of amending the Articles of Incorporation to provide that the number of authorized shares of common stock was decreased to 20,000,000, and that the number of shares of common stock issued and outstanding was correspondingly decreased to approximately 2,701,879 (subject to adjustment due to the effect of rounding fractional shares into whole shares).

Immediately prior to the Third Certificate of Change Effective Time, there were approximately 2,717,879 shares of common stock issued and outstanding after giving effect to the provisions of the Company’s Articles of Incorporation, as previously amended (subject to adjustment due to the effect of rounding fractional shares into whole shares). At the Third Certificate of Change Effective Time, the Third Certificate of Change had the effect of amending the Articles of Incorporation to provide that the number of authorized shares of common stock was increased to 75,000,000, and that the number of shares of common stock issued and outstanding was correspondingly increased to approximately 10,192,048 (subject to adjustment due to the effect of the previous rounding of fractional shares into whole shares and further adjustment as a result of the effectiveness of the Fourth Certificate of Change).

At the Fourth Certificate of Change Effective Time, the Fourth Certificate of Change had the effect of amending the Articles of Incorporation to provide that the number of authorized shares of common stock was increased to 300,000,000, and that the number of shares of common stock issued and outstanding was correspondingly increased to approximately 40,768,191 (subject to adjustment due to the effect of the previous rounding of fractional shares into whole shares).

At the Fifth Certificate of Change Effective Time, the Fifth Certificate of Change had the effect of amending the Articles of Incorporation to provide that the number of authorized shares of common stock was decreased to 20,000,000, and that the number of shares of common stock issued and outstanding was correspondingly decreased to approximately 2,717,879 (subject to adjustment due to the effect of the previous rounding of fractional shares into whole shares).

Immediately prior to the Sixth Certificate of Change Effective Time, there were approximately 2,894,690 shares of common stock issued and outstanding after giving effect to the provisions of the Company’s Articles of Incorporation, as previously amended (subject to adjustment due to the effect of rounding fractional shares into whole shares). At the Sixth Certificate of Change Effective Time, the Sixth Certificate of Change had the effect of amending the Articles of Incorporation to provide that the number of authorized shares of common stock was increased to 300,000,000, and that the number of shares of common stock issued and outstanding was correspondingly increased to approximately 43,420,350 (subject to adjustment due to the effect of the previous rounding of fractional shares into whole shares).

The First Reverse Stock Split, the Second Reverse Stock Split, the Authorized Capital Increase, the First Forward Stock Split, the Second Forward Stock Split, the Consolidated Reverse Stock Split, and the Consolidated Forward Stock Split did not result in any change to the stated par value of the common stock.

Prior to each of the First Certificate of Change Effective Time, the Certificate of Amendment Effective Time, the Second Certificate of Change Effective Time, the Third Certificate of Change Effective Time, the Fourth Certificate of Change Effective Time, the Fifth Certificate of Change Effective Time, and the Sixth Certificate of Change Effective Time, the Company had 25,000,000 authorized shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), and no issued and outstanding shares of Preferred Stock. The Company’s authorized and issued and outstanding Preferred Stock was not affected by any of the First Certificate of Change, the Certificate of Amendment, the Second Certificate of Change, the Third Certificate of Change, the Fourth Certificate of Change, the Fifth Certificate of Change, or the Sixth Certificate of Change. The Company therefore remains authorized to issue a total of 25,000,000 shares of Preferred Stock and no shares of Preferred Stock are issued and outstanding.

Each stockholder’s percentage ownership interest in the Company and proportional voting power remained virtually unchanged by the First Certificate of Change, the Second Certificate of Change, the Third Certificate of Change, the Fourth Certificate of Change, the Fifth Certificate of Change, and the Sixth Certificate of Change, except for minor changes and adjustments that result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of common stock were likewise substantially unaffected by the First Certificate of Change, the Second Certificate of Change, the Third Certificate of Change, the Fourth Certificate of Change, the Fifth Certificate of Change, and the Sixth Certificate of Change. Stockholder percentage ownership interests, rights and privileges were not affected by the Certificate of Amendment.

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All options, warrants, and convertible securities of the Company outstanding immediately prior to the First Certificate of Change Effective Time were adjusted by dividing the number of shares of common stock into which the options, warrants and convertible securities were exercisable or convertible by four (4) and multiplying the exercise or conversion price thereof by four (4). All options, warrants, and convertible securities of the Company outstanding immediately prior to the Second Certificate of Change Effective Time were adjusted by dividing the number of shares of common stock into which the options, warrants and convertible securities were exercisable or convertible by three-and-three-quarters (3.75) and multiplying the exercise or conversion price thereof by three-and-three-quarters (3.75). All options, warrants, and convertible securities of the Company outstanding immediately prior to the Third Certificate of Change Effective Time were adjusted by multiplying the number of shares of common stock into which the options, warrants and convertible securities were exercisable or convertible by three-and-three-quarters (3.75) and dividing the exercise or conversion price thereof by three-and-three-quarters (3.75). All options, warrants, and convertible securities of the Company outstanding immediately prior to the Fourth Certificate of Change Effective Time were adjusted by multiplying the number of shares of common stock into which the options, warrants and convertible securities were exercisable or convertible by four (4) and dividing the exercise or conversion price thereof by four (4). All options, warrants, and convertible securities of the Company outstanding immediately prior to the Fifth Certificate of Change Effective Time were adjusted by dividing the number of shares of common stock into which the options, warrants and convertible securities were exercisable or convertible by fifteen (15) and multiplying the exercise or conversion price thereof by fifteen (15). All options, warrants, and convertible securities of the Company outstanding immediately prior to the Sixth Certificate of Change Effective Time were adjusted by multiplying the number of shares of common stock into which the options, warrants and convertible securities were exercisable or convertible by fifteen (15) and dividing the exercise or conversion price thereof by fifteen (15). All such adjustments were subject to further adjustment due to the effect of rounding fractional shares into whole shares in accordance with the provisions of the respective securities agreements or instruments.

No Stockholder Approval Required and No Stockholder Dissent Rights as to the Stock Splits. Pursuant to NRS Section 78.207, no stockholder approval was required for the effectiveness of the First Reverse Stock Split, the Second Reverse Stock Split, the First Forward Stock Split, the Second Forward Stock Split, the Consolidated Reverse Stock Split, or the Consolidated Reverse Stock Split, and no stockholder rights of dissent from the First Reverse Stock Split, the Second Reverse Stock Split, the First Forward Stock Split, the Second Forward Stock Split, the Consolidated Reverse Stock Split, or the Consolidated Forward Stock Split will be provided. NRS Section 78.207(1) provides that, unless its articles of incorporation provide otherwise, a corporation that desires to change the number of shares of a class or series, if any, of the corporation’s authorized stock by increasing or decreasing the number of authorized shares of the class or series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each stockholder of record at the effective date and time of the change, may, subject to the exceptions provided in subsections (2) and (3) of NRS Section 78.207, do so by a resolution adopted by the board of directors, without obtaining the approval of the stockholders. The Company’s Articles of Incorporation contain no provisions providing otherwise, and as described above, the Board adopted resolutions authorizing each of the First Reverse Stock Split, the Second Reverse Stock Split, the First Forward Stock Split, the Second Forward Stock Split, the Consolidated Reverse Stock Split, and the Consolidated Forward Stock Split. The exceptions to NRS Section 78.207(1) do not apply if the change in the number of authorized shares corresponding to a desired stock split or reverse stock split will not adversely alter or change any preference or any relative or other right of any class or series of stock other than the class or series of stock subject to the change, and will not include provisions pursuant to which only money will be paid or scrip will be issued to stockholders. Therefore, as described above, the First Reverse Stock Split, the Second Reverse Stock Split, the First Forward Stock Split, the Second Forward Stock Split, the Consolidated Reverse Stock Split, and the Consolidated Forward Stock Split complied with these statutory requirements and the exceptions described above did not apply.

NRS Section 78.207(4) provides that stockholders may dissent from a corporate action authorized by this statutory section if the proposed corporation action would result in only money being paid or scrip being issued to certain stockholders. As described above, no cash or scrip will be paid in connection with the First Reverse Stock Split, the Second Reverse Stock Split, the First Forward Stock Split, the Second Forward Stock Split, the Consolidated Reverse Stock Split, or the Consolidated Forward Stock Split.

The foregoing description of each of the First Certificate of Change, the Certificate of Amendment, the Second Certificate of Change, the Third Certificate of Change, the Fourth Certificate of Change, the Fifth Certificate of Change, and the Sixth Certificate of Change described above is qualified in its entirety by reference to the full text of such documents which are filed as Exhibit 3.1, Exhibit 3.2, Exhibit 3.3, Exhibit 3.4, Exhibit 3.5, Exhibit 3.6, and Exhibit 3.7, respectively, to this Current Report on Form 8-K, and which are incorporated by reference herein.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Certificate of Change Pursuant to NRS 78.209 filed with the Secretary of State of the State of Nevada on August 3, 2022 (incorporated by reference to Exhibit 3.1 to Form 8-K filed on August 3, 2022)

3.2	Certificate of Amendment Pursuant to NRS 78.380 & 78.390 to the Articles of Incorporation filed with the Nevada Secretary of State on December 30, 2022 (incorporated by reference to Exhibit 3.1 to Form 8-K filed on January 5, 2023)

3.3	Certificate of Change Pursuant to NRS 78.209, as filed by Marizyme, Inc. with the Secretary of State of the State of Nevada on January 5, 2023 (incorporated by reference to Exhibit 3.3 to Form 8-K filed on January 17, 2023)

3.4	Certificate of Change Pursuant to NRS 78.209, as filed by Marizyme, Inc. with the Secretary of State of the State of Nevada on January 13, 2023, effective on January 17, 2023 at 4:45 PM Pacific time (incorporated by reference to Exhibit 3.4 to Form 8-K filed on January 17, 2023)

3.5	Certificate of Change Pursuant to NRS 78.209, as filed by Marizyme, Inc. with the Secretary of State of the State of Nevada on January 13, 2023, effective on January 17, 2023 at 5:00 PM Pacific time (incorporated by reference to Exhibit 3.5 to Form 8-K filed on January 17, 2023)

3.6	Certificate of Change Pursuant to NRS 78.209, as filed by Marizyme, Inc. with the Secretary of State of the State of Nevada on January 13, 2023, effective on January 17, 2023 at 5:15 PM Pacific time (incorporated by reference to Exhibit 3.6 to Form 8-K filed on January 17, 2023)

3.7	Certificate of Change Pursuant to NRS 78.209, as filed by Marizyme, Inc. with the Secretary of State of the State of Nevada on May 15, 2023

4.1	15% Original Issue Discount Unsecured Subordinated Convertible Promissory Note issued by Marizyme, Inc., dated May 12, 2023

4.2	Class E Common Stock Purchase Warrant issued by Marizyme, Inc., dated May 12, 2022

4.3	Class F Common Stock Purchase Warrant issued by Marizyme, Inc., dated May 12, 2022

4.4	Form of Placement Agent Warrant relating to 15% Original Issue Discount Unsecured Subordinated Convertible Promissory Note

4.5	Form of Placement Agent Warrant relating to Class E Common Stock Purchase Warrant

4.6	Form of Placement Agent Warrant relating to Class F Common Stock Purchase Warrant

10.1	Unit Purchase Agreement between Marizyme, Inc. and each investor identified on Appendix A thereto

10.2	Registration Rights Agreement between Marizyme, Inc. and each of the several purchasers signatory thereto

10.3	Placement Agency Agreement between Marizyme, Inc. and Univest Securities, LLC, dated April 27, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Marizyme, Inc. has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2023	MARIZYME, INC.

	By:	/s/ David Barthel
David Barthel
Chief Executive Officer

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